Exhibit 99.1
BRIXMOR PROPERTY GROUP INC. AND SUBSIDIARIES
PROPERTY LIST

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
1	Springdale	Mobile	AL	Mobile, AL	2004	410,401	85.8%	$4,369	$12.70	Sam's Club*	Bed Bath & Beyond, Big Lots, Burke's Outlet, Burlington Stores, Conn's HomePlus, Cost Plus World Market, Crunch Fitness, David's Bridal, Fresenius Medical Care, Marshalls, Shoe Station	—
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	79.3%	1,825	13.92	Sam's Club*	Bookmans, CareMore, Defy-Tucson	—
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	97.8%	3,687	16.00	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
4	Brea Gateway	Brea	CA	Los Angeles-Long Beach-Anaheim, CA	1994	181,819	100.0%	4,802	26.41	Ralphs (Kroger)	Cost Plus World Market, HomeGoods, Rite Aid	—
5	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	95.1%	3,210	27.80	TBA, Trader Joe's*	CVS, Harbor Freight Tools, Pet Supplies Plus	—
6	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	96.6%	1,465	22.51	Stater Bros.	—	—
7	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,149	100.0%	2,794	22.69	—	Big Lots, Burlington Stores, Chuze Fitness	—
8	The Davis Collection	Davis	CA	Sacramento-Roseville-Folsom, CA	1964	105,531	32.5%	936	27.26	Trader Joe's	—	—
9	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	100.0%	1,746	17.71	Vons (Albertsons)	Chuze Fitness	—
10	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	99.8%	3,267	26.27	Major Market, Trader Joe's	Rite Aid	—
11	Arbor - Broadway Faire(3)	Fresno	CA	Fresno, CA	1995	255,149	83.3%	3,264	15.35	Smart & Final Extra!	PetSmart, The Home Depot	DICK's Sporting Goods
12	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	166,696	96.9%	2,207	13.66	ALDI	Boot Barn, Five Below, Harbor Freight Tools, Marshalls, Michaels, Old Navy, Ulta	—
13	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	89,689	100.0%	1,300	14.90	Grocery Outlet	American Freight, dd's Discounts (Ross)	In Shape Fitness
14	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	100.0%	6,550	23.22	Albertsons	Best Buy, CVS, Five Below, Kohl's, Ross Dress for Less	—
15	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	98.4%	2,316	19.52	Barons Market	Crunch Fitness, Dollar Tree	—
16	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,468	12.17	Food 4 Less (Kroger)	Ross Dress for Less, Target	—
17	Metro 580	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	1996	177,573	93.4%	2,626	33.81	—	Kohl's, Party City	Walmart
18	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	2019	329,421	96.0%	8,834	27.99	99 Ranch Market, Trader Joe's	CVS, Macy's Home Store, Restoration Hardware, Total Wine & More	—
19	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	91.1%	6,176	26.19	—	Marshalls, Planet Fitness	—
20	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	100.0%	5,610	33.01	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	—
21	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,352	27.76	Stater Bros.	—	—
22	Village at Mira Mesa(4)	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2023	432,079	100.0%	11,324	27.04	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, CVS, Marshalls, Michaels, Mira Mesa Lanes	—
23	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	98.8%	3,990	24.50	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	—
24	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	92.5%	3,463	34.36	Trader Joe's	Petco, Rite Aid, Ross Dress for less	—
25	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,734	25.11	El Super, Walmart Supercenter	Esporta Fitness, Ross Dress for Less	Target
26	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,439	13.35	Vons (Albertsons)	Ace Hardware, Big Lots, CVS	—
27	Vail Ranch Center(4)	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2023	201,682	99.5%	3,755	25.01	Stater Bros.	Burlington Stores, Five Below, Rite Aid	—
28	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	97.2%	1,139	22.03	Ralphs (Kroger)	—	—
29	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	96.1%	2,235	23.23	Sprouts Farmers Market	—	—
30	Gateway Plaza - Vallejo(4)	Vallejo	CA	Vallejo, CA	2023	519,324	99.6%	11,087	21.61	Costco*	Bed Bath & Beyond, Century Theatres, City Sports Club, DSW, Five Below, Marshalls, Michaels, OfficeMax, Party City, Petco, PetSmart, Ross Dress for Less, Ulta	Target
31	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	824	8.65	King Soopers (Kroger)	Arc	—
32	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,988	99.4%	7,649	16.28	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, DICK’S Sporting Goods Warehouse Sale, Goldfish Swim School, Kohl's, Planet Fitness	—
33	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,013	100.0%	2,155	12.53	King Soopers (Kroger)	Chuze Fitness, iGen	—
34	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	122,803	96.9%	1,975	16.83	—	Chuze Fitness	—
35	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,830	95.3%	1,165	37.45	King Soopers (Kroger)	Pet Supplies Plus	—
36	Superior Marketplace	Superior	CO	Boulder, CO	1997	275,919	86.9%	4,154	17.33	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Michaels, OfficeMax, PetSmart, Stickley Furniture, T.J.Maxx, Ulta	—
37	Westminster City Center(4)	Westminster	CO	Denver-Aurora-Lakewood, CO	2023	331,128	94.4%	4,602	14.72	—	Barnes & Noble, buybuy BABY, David's Bridal, Five Below, Golf Galaxy, JOANN, Ross Dress for Less, Sierra Trading Post, Tile Shop, Ulta	—
38	The Shoppes at Fox Run	Glastonbury	CT	Hartford-East Hartford-Middletown, CT	1974	106,498	92.4%	2,674	27.17	Whole Foods Market	Petco	—
39	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	96.2%	2,471	13.05	Super Stop & Shop (Ahold Delhaize)	Kohl's	Walmart

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
40	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	95.2%	1,055	15.32	PriceRite (Wakefern)	—	The Home Depot
41	The Manchester Collection	Manchester	CT	Hartford-East Hartford-Middletown, CT	2001	327,775	90.6%	3,471	11.69	Walmart Supercenter*	Bed Bath & Beyond, Cost Plus World Market, DICK’S Sporting Goods Warehouse Sale, DSW, Edge Fitness, Frontera Grill, Hobby Lobby, U.S. Furniture	Best Buy, The Home Depot, Walmart
42	Turnpike Plaza	Newington	CT	Hartford-East Hartford-Middletown, CT	2004	149,894	55.8%	1,580	18.88	Price Chopper	—	—
43	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,365	97.7%	1,783	17.65	—	Barnes & Noble, Dollar Tree, Five Below, HomeGoods, Lumber Liquidators, PetSmart	—
44	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	133,786	92.3%	1,460	11.82	—	Christmas Tree Shops, Montana Nights Axe Throwing, U.S. Furniture	—
45	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	100.0%	2,738	17.00	—	Esporta Fitness, Five Below, Marshalls	—
46	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	178,786	88.9%	2,253	14.17	Super Stop & Shop (Ahold Delhaize)	DLTR, Dollar Tree	Target
47	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	243,511	89.9%	4,143	19.74	—	DICK’S Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
48	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,394	98.9%	4,067	14.99	Publix	Anthony's Ladies Apparel, Bealls Outlet, Burlington Stores, Crunch Fitness, Naples Community Hospital, NewSouth Window Solutions, Old Time Pottery	—
49	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	99.1%	4,380	14.20	—	Bed Bath & Beyond, Belk, HomeGoods, Icon EV, Marshalls, Michaels, Office Depot, Petco, Ulta	—
50	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	95.1%	7,054	24.65	Costco*, SuperTarget*	Burlington Stores, David's Bridal, Five Below, Michaels, PetSmart, Ross Dress for Less, Total Music & Theatre Conservatory	Lowe's
51	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	264,129	95.8%	4,035	16.15	Publix	Big Lots, CareerSource Broward, Harvest Church, Off the Wall Trampoline, Planet Fitness, Wellmax Medical Center	—
52	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	90,483	85.2%	1,948	25.27	—	Broward County Library, CVS	—
53	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	182,054	100.0%	1,691	9.29	Publix	Big Lots, Planet Fitness, Tractor Supply Co.	—
54	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	97.6%	1,907	12.36	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	—
55	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	90,384	100.0%	949	10.81	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	—
56	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	330,567	96.4%	2,788	9.40	—	American Signature Furniture, Bealls Outlet, Crunch Fitness, David's Bridal, Dollar Tree, Ollie's Bargain Outlet, Surplus Warehouse	—
57	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	98.6%	1,949	20.14	—	Dollar Tree, Esporta Fitness	—
58	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2002	135,820	96.5%	2,656	20.63	Walmart Neighborhood Market	Walgreens	—
59	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1992	183,816	79.3%	1,748	12.42	Publix	Daily Dealz, Dollar Tree, Petco, Staples	—
60	Marco Town Center(4)	Marco Island	FL	Naples-Marco Island, FL	2023	109,545	92.5%	2,744	27.09	Publix	—	—
61	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2007	342,385	82.2%	3,464	12.63	Walmart Supercenter*	Citi Trends, Ross Dress for Less	The Home Depot
62	Shops at Palm Lakes(4)	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2023	231,536	100.0%	5,195	24.52	Fresco y Más (Southeastern Grocers)	dd's Discounts (Ross), LA Fitness, Miami Beach Healthcare Group, Ross Dress for Less	—
63	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,242	100.0%	2,825	14.62	Publix	Burlington Stores, HomeGoods, Planet Fitness	—
64	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,981	100.0%	5,479	17.85	Trader Joe's	Advance Auto Parts, Chuck E. Cheese's, Hobby Lobby, Marshalls, Tuesday Morning	—
65	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	98.7%	3,865	19.75	Publix	Marshalls, Office Depot, PGA TOUR Superstore	—
66	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,948	100.0%	5,179	21.26	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Party City, Saks OFF Fifth, Yard House	—
67	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	100.0%	1,146	14.12	Publix	Zone Fitness Club	—
68	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	88,441	100.0%	1,104	12.48	Sedano's	Family Dollar	—
69	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,609	18.49	—	Burlington Stores, LA Fitness	Target
70	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,193	15.63	Publix	—	—
71	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	74,583	100.0%	1,359	18.22	Seabra Foods	Office Depot	—
72	Pointe Orlando(4)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2023	418,282	90.5%	10,582	28.44	—	Capital Grille, Cuba Libre, Hampton Social, Improv & Fat Fish Blue, Maggiano's Little Italy, Main Event, Regal Cinemas, Rodizio Grill, Sports & Social	—
73	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	851	13.18	Publix	—	—
74	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	162,592	94.3%	3,046	20.43	—	Coastal Care, Walgreens	—
75	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	92.4%	1,385	15.17	Publix	Pet Supplies Plus	—
76	Panama City Square	Panama City	FL	Panama City, FL	1989	298,665	100.0%	2,804	9.39	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	—
77	East Port Plaza(4)	Port St. Lucie	FL	Port St. Lucie, FL	2023	214,489	91.5%	2,826	14.41	Publix	Fortis Institute, Urban Air Adventure Park, Walgreens	—
78	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	98.9%	1,312	13.93	Winn-Dixie (Southeastern Grocers)	Dollar Tree	—
79	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	758	13.29	Winn-Dixie (Southeastern Grocers)	—	—
80	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	39,404	100.0%	872	22.13	SuperTarget*	The Zoo Health Club	—
81	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2020	144,078	100.0%	2,870	19.92	Publix	Archwell Health, Harbor Freight Tools, Pet Supermarket	—
82	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,180	12.91	Publix	Big Lots, Crunch Fitness, HomeGoods	—
83	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	126,333	95.9%	1,768	14.59	Publix	Home Centric, Planet Fitness	—
84	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	99.3%	2,141	13.75	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	—
85	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	274,200	100.0%	4,422	16.13	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	—

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
86	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	135,796	89.2%	2,182	18.02	Publix	CVS, Dollar Tree	—
87	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	98.8%	1,405	9.51	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	—
88	Tyrone Gardens(4)	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2023	195,214	84.5%	2,078	12.59	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s, Crunch Fitness	—
89	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	85.6%	1,869	14.44	Publix	Flooring USA	—
90	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1989	110,109	90.5%	815	8.18	Patel Brothers	Dollar Tree	Walmart
91	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	98.9%	1,792	19.55	Publix	Rarehues	—
92	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	95.2%	1,367	16.95	—	Dollar Tree, Lumber Liquidators, Ross Dress for Less	—
93	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,545	17.45	Publix	Petco, T.J.Maxx, Ulta	—
94	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	98.8%	1,065	8.15	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	—
95	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	95.7%	960	9.14	Publix	American Freight Furniture	—
96	Venice Village	Venice	FL	North Port-Sarasota-Bradenton, FL	2022	175,342	95.5%	3,291	19.66	Publix	JOANN, Planet Fitness	—
97	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1993	280,749	91.1%	3,495	18.35	—	Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Burlington Stores, buybuy BABY, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
98	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1952	445,042	87.0%	4,727	12.48	City Farmers Market	Buckhead Fight Club, dd's Discounts (Ross), Happy Land Dresses, HippoHopp, NCG Cinemas	—
99	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	170,681	99.2%	1,437	8.49	—	At Home, Dollar Tree, Hibachi Grill & Supreme Buffet, Octapharma	—
100	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1985	66,197	100.0%	580	8.76	Food Depot	Family Dollar	—
101	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	79,047	100.0%	1,284	16.24	Publix	—	—
102	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,270	100.0%	835	12.41	Publix	—	—
103	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	94,886	97.1%	1,321	14.34	Kroger	—	—
104	Northside	Dalton	GA	Dalton, GA	2001	78,922	99.0%	872	11.92	—	America's Thirft Stores, Dollar Tree	—
105	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	77,811	100.0%	954	12.26	Publix	—	—
106	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1986	46,670	88.8%	771	18.69	Kroger*	—	—
107	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Alpharetta, GA	1995	155,172	100.0%	1,773	11.43	Costco*	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	Big Lots
108	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	178,871	85.5%	1,454	11.17	Food Depot	Staples	—
109	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Alpharetta, GA	1992	218,818	100.0%	2,698	12.33	ALDI	Best Buy, Duluth Trading, Georgia Furniture Mart, Michaels, OfficeMax, PetSmart	—
110	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2003	97,040	94.6%	1,324	14.42	Publix	—	—
111	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	105,884	93.7%	1,552	15.64	Publix	—	—
112	The Village at Mableton(4)	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2023	222,161	95.9%	2,065	9.69	—	Burlington Stores, Dashmart, dd's Discounts (Ross), Dollar Tree, Ollie's Bargain Outlet, Planet Fitness, Ross Dress for Less	—
113	Eastlake Plaza	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1982	56,840	97.9%	771	14.34	—	Crunch Fitness	—
114	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	2004	113,079	95.1%	1,376	12.80	Kroger	—	—
115	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1996	144,151	97.5%	2,149	15.30	Kroger	—	—
116	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Alpharetta, GA	1990	69,778	100.0%	677	9.70	Food Depot	—	—
117	ConneXion	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2016	107,687	94.9%	1,983	19.40	—	My Salon Suites	—
118	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1988	93,420	92.7%	1,069	12.35	—	PGA TOUR Superstore	—
119	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2005	275,294	92.8%	2,895	11.33	Publix	Ace Pickleball Club, Frontgate, SkyZone, TK Volleyball	—
120	Victory Square	Savannah	GA	Savannah, GA	2007	119,919	96.0%	1,693	14.71	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
121	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Alpharetta, GA	2008	184,185	98.3%	3,101	17.12	Kroger	—	—
122	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	135,865	93.8%	1,592	12.49	—	Conn's Home Plus, Harbor Freight, NCG Cinemas	—
123	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	97.2%	1,137	11.53	Kroger	—	—
124	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	73.9%	1,657	8.32	—	Big Lots, Genesis Health Club, Many Hands Thrift, Northern Tool + Equipment, Office Depot, Skechers	—
125	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,663	96.3%	3,785	19.69	Trader Joe's	Chuck E. Cheese's, Kirkland's, Petco, Ulta	—
126	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	96.0%	2,209	15.17	—	DashMart, XSport Fitness, Wholesalers Unlimited	Kohl's
127	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	196,445	100.0%	2,465	12.55	Shop & Save Market	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	—
128	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	97.7%	4,720	15.99	—	KPot Korean BBQ & Hot Pot, Marshalls, Ross Dress for Less, The Home Depot, XSport Fitness	—
129	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	84.9%	5,718	13.27	—	AMC Theatre, At Home, Burlington Stores, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less	—

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
130	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	77.4%	2,228	10.54	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
131	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	47,704	100.0%	1,001	22.00	—	Dollar Tree	—
132	Elmhurst Crossing	Elmhurst	IL	Chicago-Naperville-Elgin, IL-IN-WI	2005	347,503	100.0%	4,878	14.04	Whole Foods Market	At Home, Kohl's, Petco, Shoe Carnival	—
133	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	76.8%	1,971	14.96	—	Bear Paddle Swim School, Best Buy, Painted Tree Marketplace, PetSmart	—
134	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	86.3%	1,563	16.97	Sunset Foods	—	—
135	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	240,007	66.3%	2,078	13.06	—	Altitude Trampoline Park, David's Bridal, JOANN, LA Fitness	—
136	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	95.2%	1,788	16.73	Jewel-Osco	Planet Fitness	—
137	Westridge Court(3)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	682,650	73.7%	7,547	15.25	The Fresh Market	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, DICK'S Sporting Goods, Edge Fitness, Five Below, La-Z-Boy Furniture, Painted Tree Marketplace, Star Cinema Grille, Ulta	—
138	North Riverside Plaza	North Riverside	IL	Chicago-Naperville-Elgin, IL-IN-WI	2007	387,873	96.2%	4,417	11.84	Amazon Fresh	Best Buy, Burlington Stores, Kohl's, Michaels, Petco	—
139	Ravinia Plaza	Orland Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1990	101,800	91.9%	1,716	18.33	Whole Foods Market	Skechers	—
140	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	93.8%	1,915	17.67	—	Asian Grill Sushi Buffet, Esporta Fitness, Regal Cinemas	—
141	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2022	237,973	79.5%	3,125	16.51	Amazon Fresh	Burlington Stores, Planet Fitness, Tile Shop	—
142	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	100.0%	1,458	11.15	—	Dollar Tree, Godby Home Furnishings, Ollie's Bargain Outlet	—
143	Columbus Center	Columbus	IN	Columbus, IN	1964	143,740	100.0%	1,993	13.87	—	Burlington Stores, Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target
144	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	214,067	94.7%	2,631	12.98	Walmart Supercenter*	Aaron's, Burlington Stores, JOANN, Ross Dress for Less, Staples	—
145	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2022	591,777	94.1%	6,697	12.24	Kroger	Aaron's, Burlington Stores, Harbor Freight Tools, Healthnet, Kohl's, Oak Street Health Center, Ross Dress for Less, Sears Outlet, T.J.Maxx	—
146	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,407	10.66	Pay Less (Kroger)	—	—
147	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	91.4%	1,538	10.40	Hy-Vee	—	—
148	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	99.5%	2,129	15.99	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	—
149	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,122	8.60	—	At Home, Staples	—
150	Florence Plaza - Florence Square(3)	Florence	KY	Cincinnati, OH-KY-IN	2014	686,741	94.8%	8,332	16.29	Kroger	Aaron's, Barnes & Noble, Bob's Discount Furniture, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sierra Trading Post, Staples, T.J.Maxx	—
151	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,388	80.4%	1,731	10.99	—	Dollar Tree, King Pin Lanes	—
152	London Marketplace	London	KY	London, KY	1994	165,826	100.0%	1,609	9.70	Kroger	Goody's, Kohl's, Marshalls, Planet Fitness	—
153	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	100.0%	2,109	12.06	Kroger	Petco	—
154	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	158,009	98.7%	1,849	12.46	Kroger	Anytime Fitness	—
155	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	99.1%	2,056	13.06	Kroger Marketplace	—	—
156	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	141,451	98.5%	1,172	8.41	America's Food Basket	Citi Trends, Crunch Fitness, Jerusalem Discount Furniture	—
157	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,698	84.4%	2,006	29.83	—	Golf Galaxy, Staples	Duluth Trading Co.
158	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	92.0%	1,653	13.60	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	—
159	WaterTower Plaza(4)	Leominster	MA	Worcester, MA-CT	2023	284,757	96.6%	3,822	14.16	TBA	Barnes & Noble, Michaels, Party City, Petco, Staples, The Paper Store, T.J.Maxx, Ulta	—
160	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	100.0%	390	15.29	Hannaford Bros. (Ahold Delhaize)*	—	Walmart
161	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	90.7%	1,339	18.92	Stop And Compare	Crunch Fitness, Rainbow Shops	—
162	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	98.0%	2,648	14.78	Star Market (Albertsons)	Marshalls, Ocean State Job Lot, The Paper Store	—
163	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,444	99.1%	2,978	15.95	Market 32	Barnes & Noble, Michaels, Staples, Ulta	The Home Depot, Walmart
164	Westgate Plaza	Westfield	MA	Springfield, MA	1996	126,093	95.5%	1,319	13.51	ALDI	Five Below, Ocean State Job Lot, Staples, T.J.Maxx	—
165	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	205,048	97.4%	2,491	20.05	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	—
166	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,847	20.00	—	Best Buy, Old Navy, Petco, Ross Dress for Less	—
167	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	2022	279,569	99.0%	4,405	16.39	Giant Food (Ahold Delhaize)	Big Lots, Five Below, JOANN, Planet Fitness, Ross Dress for Less, Ulta	—
168	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,533	95.5%	1,875	17.65	—	Big Lots, Dollar Tree, JOANN, Lowe's, O'Reilly Auto Parts	—
169	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	95.8%	7,041	18.47	Kroger	Bed Bath & Beyond, DSW, Gardner White Furniture, Marshalls, Michaels, Nordstrom Rack, Ulta	—
170	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	288,528	97.9%	4,956	17.54	Plum Market	Burlington Stores, Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	—
171	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	98.6%	1,039	12.34	Busch’s Fresh Food Market	Ace Hardware	—
172	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	98.0%	857	11.06	—	Dollar Tree, Ollie's Bargain Outlet, True Value	—
173	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,632	100.0%	2,195	13.42	VG's Food (SpartanNash)	Dunham's Sports, Glik's	Five Below, Michaels, Old Navy, T.J.Maxx

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
174	Cascade East	Grand Rapids	MI	Grand Rapids-Kentwood, MI	1983	99,529	88.7%	758	8.59	D&W Fresh Market (SpartanNash)	—	—
175	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	160,946	64.4%	1,176	11.34	—	Bed Bath & Beyond, DXL Destination XL, Planet Fitness	—
176	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	104,600	96.2%	1,528	15.19	—	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
177	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	304,283	85.9%	3,074	11.76	Prince Valley Market	Aaron's, Burlington Stores, Citi Trends, Dollar Tree, Lincoln Behavioral Services	—
178	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	470,276	90.8%	6,503	20.33	TBA	DSW, Emagine Theatre, Five Below, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
179	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	98.5%	1,236	12.34	—	Citi Trends, Party City, Planet Fitness	Burlington Stores, Forman Mills
180	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	100.0%	948	9.33	Dream Market	O'Reilly Auto Parts	—
181	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,111	7.17	—	Amish Direct Furniture, Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Adventure Park	—
182	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	161,314	86.5%	1,657	11.87	—	Bed Bath & Beyond, Crunch Fitness, Party City Petco, Ross	Burlington Stores, Target
183	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	97.0%	954	8.01	Save-A-Lot	Big Lots, Dollar Tree, Planet Fitness	—
184	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,260	99.0%	2,424	19.70	SuperTarget*	Best Buy, Dollar Tree, Walgreens	—
185	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,287	13.99	Cub Foods (United Natural Foods Inc.)	—	—
186	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	97.1%	2,475	13.92	—	Best Buy, David's Bridal, HomeGoods, JOANN, T.J.Maxx	—
187	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	95.5%	1,941	23.12	Cub Foods (United Natural Foods Inc.)*	Bethesda Thrift, Goldfish Swim School	—
188	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	66.0%	1,639	11.62	—	Marshalls, Michaels	—
189	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	82,576	94.2%	1,042	19.58	ALDI, Cub Foods (Jerry's Foods)*	Dollar Tree	—
190	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	100.0%	1,988	16.75	Fresh Thyme Farmers Market	Dollar Tree, Marshalls	—
191	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,897	81.4%	2,323	13.59	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Planet Fitness	—
192	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,117	15.29	Festival Foods	Dollar Tree	—
193	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,408	96.5%	1,710	13.21	ALDI	Michaels, Party City, Petco, Tuesday Morning	—
194	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	83.5%	1,320	9.78	Price Chopper	—	—
195	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	95.0%	1,113	9.39	Price Chopper	—	—
196	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	470	6.88	Schnucks	—	—
197	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,649	15.79	—	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	—
198	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	285,424	94.8%	4,530	16.74	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, PopShelf, Staples	—
199	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	100.0%	2,196	9.04	Patel Brothers	Big Air Trampoline, Big Lots, Gabriel Brothers, The Home Depot, Value City Furniture	—
200	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	180,017	96.7%	2,527	14.52	LIDL	Burn Boot Camp, Citi Trends, Harbor Freight Tools, OfficeMax, PetSmart	Target, The Home Depot
201	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	94.7%	3,933	14.53	Walmart Supercenter*	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Partners in Primary Care, PopShelf, Ross Dress for Less, Skechers	—
202	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,244	99.7%	6,081	14.98	—	Burlington Stores, Christmas Tree Shops, DICK'S Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Rainbow Shops, Ross Dress for Less, Ulta	Target
203	University Commons	Greenville	NC	Greenville, NC	1996	233,153	98.6%	3,340	14.52	Harris Teeter (Kroger)	Barnes & Noble, Petco, T.J.Maxx	Target
204	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	100.0%	1,162	4.64	Walmart Supercenter	Dollar Tree	—
205	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	97.1%	1,561	16.54	—	Person County Health & Human Services	—
206	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	100.0%	4,326	12.38	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	—
207	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	10,702	—%	—	—	Walmart Supercenter*	—	Tractor Supply Co., Big Lots, Burkes Outlet
208	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	97.5%	2,087	15.31	—	Burlington Stores, PetSmart, PopShelf, Sportsmans Warehouse	Target
209	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	98.4%	3,745	16.17	Lowes Foods	HomeGoods, Skechers, T.J.Maxx	—
210	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	279,630	83.1%	2,594	11.98	Super Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot, O'Reilly Auto Parts	—
211	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	100.0%	958	13.25	—%	Chef Store, Golf Galaxy, Mattress Firm	—
212	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	103,002	96.0%	1,798	19.24	—	Bed Bath & Beyond, Boston Interiors	—
213	Capitol Shopping Center	Concord	NH	Concord, NH	2001	194,612	97.4%	2,515	14.02	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	—
214	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,540	21.10	Patel Brothers	New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
215	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	89,634	86.1%	613	7.95	—%	JOANN, The Zoo Health Club, Tractor Supply Co.	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
216	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	151,754	93.6%	1,568	11.03	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	—

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
217	Laurel Square(4)	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2023	245,984	94.7%	2,024	8.69	Livoti’s Old World Market	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	—
218	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	95.5%	4,704	24.44	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	—
219	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	—	—
220	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,459	100.0%	3,490	15.26	LIDL	Big Lots, Esporta Fitness, Five Below, Ross Dress for Less, Ulta	—
221	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	149,993	97.3%	2,099	14.38	Grocery Outlet	2nd Ave, Crab Du Jour, Dollar Tree, Family Dollar, Planet Fitness, Rothman Orthopaedic Institute	—
222	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	96.2%	1,637	13.38	Super Stop & Shop (Ahold Delhaize)	Pet Supplies Plus	—
223	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	97.3%	7,454	22.79	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	—
224	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	201,781	93.2%	3,545	19.10	—	At Home, Petco	—
225	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	93.0%	1,250	30.18	ShopRite	—	—
226	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	2022	254,548	100.0%	4,709	18.50	Bhavani Food Market, TBA	Marshalls, Pep Boys, Petco, Robert Wood Johnson Fitness	—
227	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	96.1%	2,761	18.00	—	Blink Fitness (Equinox), HomeGoods, Marshalls	—
228	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	136,351	98.2%	1,778	13.27	ShopRite*	Burlington Stores, PetSmart, Planet Fitness, Skechers	—
229	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	96.4%	3,437	19.89	ShopRite	Dollar Tree, Staples	—
230	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	664	18.34	ShopRite	—	—
231	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	95.3%	1,455	17.40	—	Dollar Tree, Jersey Strong	Uncle Giuseppe's
232	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	98.3%	3,681	17.32	Walmart Supercenter*	Dollar Tree, Marshalls, Ross Dress for Less, Staples, Ulta	—
233	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	92.3%	2,681	32.38	ALDI	T.J.Maxx	—
234	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,316	94.1%	1,867	24.13	BJ's Wholesale*, TBA	Five Below	Kohl's, Walmart
235	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	92.4%	2,110	29.49	Stop & Shop*, Wild by Nature Market*	Ace Hardware	Rite Aid
236	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	2022	207,893	100.0%	4,177	20.09	—	Burlington Stores, Dollar Tree, Floor & Décor, Phenix Salon Suites	—
237	Dalewood I, II & III Shopping Center(4)	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	2023	196,318	94.5%	6,810	37.51	H-Mart	Barnes & Noble, Christmas Tree Shops, T.J.Maxx, Ulta	—
238	Unity Plaza	Hopewell Junction	NY	Poughkeepsie-Newburgh-Middletown, NY	2005	67,462	100.0%	1,426	21.14	Acme (Albertsons)	True Value	—
239	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,405	94.5%	1,982	10.26	ALDI	Big Lots, Dollar Tree, JOANN, Planet Fitness, True Value, VA Community Based Outpatient	—
240	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,630	22.57	Key Food Marketplace	T.J.Maxx	—
241	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	628	36.94	Trader Joe's	—	—
242	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,552	25.07	KolSave Market*	Advance Auto Parts, Dollar Tree, Planet Fitness	—
243	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2020	36,470	100.0%	1,460	40.03	North Shore Farms	CVS	—
244	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	97.6%	3,345	15.83	Super Stop & Shop (Ahold Delhaize)	Lumber Liquidators, Planet Fitness, Savers	—
245	Wallkill Plaza	Middletown	NY	Poughkeepsie-Newburgh-Middletown, NY	1986	209,910	100.0%	2,367	11.62	—	Big Lots, Citi Trends, David's Bridal, Hobby Lobby	—
246	Monroe ShopRite Plaza	Monroe	NY	Poughkeepsie-Newburgh-Middletown, NY	1985	122,007	100.0%	2,030	16.64	ShopRite	Better Lifestyle Club, U.S. Post Office	—
247	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	262,490	91.0%	5,866	26.51	A Matter of Health	Barnes & Noble, Marshalls, Quality Furniture & Electronic, Ulta	—
248	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,743	96.3%	1,486	38.84	—	Harmon Discount	—
249	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	129,996	92.4%	3,224	26.84	—	Dollar Tree, HomeGoods	—
250	Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	120,089	100.0%	3,017	25.12	Costco*	HomeSense, Marshalls, Petsmart, Ulta	—
251	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	2,061	20.79	Fine Fare	CVS, T.J.Maxx	—
252	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	1,284	29.10	—	HomeGoods, Rite Aid	—
253	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	188,214	92.7%	3,623	24.93	ShopRite	Five Below, Wren Kitchens	Firestone
254	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	87.6%	1,861	13.22	—	Olum's Furniture & Appliances, Staples	—
255	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	100.0%	2,318	11.19	—	DICK’S Sporting Goods Warehouse Sale, JOANN, Kohl's, PetSmart	Target
256	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	93.9%	1,531	17.67	—	HomeGoods, Michaels, Old Navy	—
257	Town Square Mall(3)	Vestal	NY	Binghamton, NY	1991	291,346	94.9%	4,775	17.27	Sam's Club*, Walmart Supercenter*	AMC Vestal Town Square 9, Barnes & Noble, Burlington Stores, DICK'S Sporting Goods, Dollar Tree, DSW, GameStop, Starbucks, T.J.Maxx, Ulta	—
258	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	743	11.48	Hannaford Bros. (Ahold Delhaize)	Red Robin Gourmet Burger	Lowe's, Runnings
259	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	95.2%	2,798	33.22	H-Mart	—	—
260	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	143,282	96.8%	2,133	15.95	Giant Eagle	—	The Home Depot
261	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,738	99.5%	2,789	18.22	Kroger	Ace Hardware, Petco, Planet Fitness, Rainbow Shops	—
262	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	165,348	99.3%	1,549	9.44	Kroger	Pet Supplies Plus, Salvation Army	—

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
263	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	253,356	97.6%	3,846	15.55	Fresh Thyme Farmers Market	Esporta Fitness, HomeGoods, Painted Tree Marketplace, Pet Supplies Plus, T.J.Maxx	—
264	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	240,022	97.3%	4,943	21.97	—	Michaels, Old Navy, PetSmart, Staples, T.J.Maxx, Ulta	Target
265	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	100.0%	1,311	37.30	Kroger	—	—
266	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	91.3%	1,381	10.43	Kroger	Dollar Tree, Planet Fitness	—
267	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	86.4%	1,256	11.89	Kroger	—	—
268	South Towne Centre	Dayton	OH	Dayton-Kettering, OH	1972	333,998	99.4%	4,722	14.85	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Red Robin Gourmet Burger, Value City Furniture	—
269	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	582,492	79.0%	5,561	12.09	BJ's Wholesale Club*, Giant Eagle, Marc's	Cleveland Furniture Bank, JOANN, Marshalls, Office Max, Party City, UFC Gym	—
270	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,194	17.06	—	Ollie's Bargain Outlet, Sears Outlet	—
271	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,140	96.6%	2,390	28.17	Kroger	Advance Auto, Rainbow Shops	—
272	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	289,105	83.5%	1,706	12.61	Kroger	Big Lots, Crunch Fitness, Harbor Freight Tools	—
273	Marketplace	Tulsa	OK	Tulsa, OK	1992	193,276	100.0%	2,081	10.77	—	Basset Home Furnishings, Boot Barn, Conn's, David's Bridal, PetSmart	Best Buy
274	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	91.1%	2,469	19.29	Giant Food (Ahold Delhaize)	CVS, Dollar Tree	—
275	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	27,683	100.0%	871	34.18	Weis Markets*	—	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park
276	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	202,349	98.3%	2,116	12.02	Giant Eagle	Pep Boys, Walmart	—
277	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	97.4%	4,227	14.60	Giant Food (Ahold Delhaize)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wines & Spirits Shoppe	—
278	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	260,953	91.6%	2,402	10.33	—	Complete Liquidators, Dollar Tree, Family Dollar, Ollie's Bargain Outlet, RumbleOn	—
279	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	59.5%	315	11.49	—	—	—
280	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	88.9%	2,455	19.21	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	—
281	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	110,430	83.4%	1,616	17.55	Kimberton Whole Foods	Pep Boys, Rascal Fitness	—
282	Plymouth Square Shopping Center(4)	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2023	234,810	91.0%	4,732	22.15	Weis Markets	Pet Supplies Plus, Planet Fitness, REI, Rite Aid	—
283	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,391	100.0%	2,208	28.90	Giant Food (Ahold Delhaize)	—	—
284	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	45,086	62.6%	577	20.45	Hung Vuong Food Market*	—	—
285	Dickson City Crossings(4)	Dickson City	PA	Scranton--Wilkes-Barre, PA	2023	312,355	98.2%	3,589	18.56	—	Burlington Stores, Dollar Tree, Gabe's, JOANN, Party City, PetSmart, Sierra Trading Post, The Home Depot, T.J.Maxx	—
286	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	99.0%	3,695	15.70	—	Kohl's, Marshalls, Regal Cinemas (5)	—
287	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	98.0%	1,371	18.60	—	Dollar Tree, Ross Dress for Less, Tuesday Morning, U.S. Post Office	—
288	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	93.1%	1,035	20.41	Weis Markets*	—	—
289	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	224,579	92.6%	7,210	36.12	McCaffrey's	Ulta	—
290	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	100.0%	3,064	28.81	—	Dollar Tree, Target, Wine & Spirits Shoppe	—
291	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	584,460	96.3%	9,194	37.23	Sprouts Farmers Market	LA Fitness, Macy's, Rainbow Shops, Ross Dress For Less	—
292	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	100.0%	1,266	7.17	Redner's Warehouse Market	Big Lots, Staples	—
293	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	95.1%	1,696	11.53	ALDI	Big Lots, Dollar Tree, Planet Fitness, Rite Aid	—
294	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	460	11.03	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	—
295	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,885	17.77	ShopRite	Harbor Freight Tools, Old Navy, Party City, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
296	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	91.6%	765	13.17	Giant Food (Ahold Delhaize)	Penn State Health	—
297	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	98.9%	3,329	10.68	Redner's Warehouse Market	Dollar Tree, Gabe's, Mavis Discount Tires, PetSmart, Ross Dress for Less, Staples	—
298	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	306,440	100.0%	2,665	35.20	Walmart Supercenter	Chuck E. Cheese's, Cracker Barrel, Party City, Pet Supplies Plus	—
299	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton, SC	2006	166,639	97.6%	2,777	17.07	Kroger	K1 Speed	—
300	Milestone Plaza	Greenville	SC	Greenville-Anderson, SC	1995	89,721	98.5%	1,650	19.82	Lowes Foods	—	—
301	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton, SC	2000	65,313	31.1%	479	23.57	—	—	—
302	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	173,524	98.4%	1,751	10.47	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	—
303	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	75.7%	2,326	9.57	—	Gold's Gym, New Spring Church, New York Beauty and Fashion, Sears Outlet	—
304	Pawleys Island Plaza	Pawleys Island	SC	Georgetown, SC	2015	120,095	96.4%	1,604	13.85	Publix	Petco, T.J.Maxx, Tuesday Morning	—
305	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson, SC	2003	131,002	100.0%	2,501	19.09	—	Ross Dress for Less, T.J.Maxx	Target
306	Hillcrest Market Place(4)	Spartanburg	SC	Spartanburg, SC	2023	369,759	94.3%	4,873	14.55	Publix	Five Below, Hobby Lobby, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	—

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
307	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,948	99.5%	3,263	12.33	ALDI	At Home, Big Lots, Carbon Athletics, DICK’S Sporting Goods Warehouse Sale	—
308	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	100.0%	4,404	13.29	—	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	—
309	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	99.3%	2,052	9.42	—%	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	—
310	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	1,004	8.41	—	Badcock Home Furniture, Painted Tree Marketplace, Urban Air Adventure Park	—
311	The Commons at Wolfcreek(3)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	93.8%	9,762	17.06	—	2nd & Charles, Academy Sports + Outdoors, Best Buy, Big Lots, Burlington Stores, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx	Target, The Home Depot
312	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	93.7%	1,450	13.56	Kroger	Aaron's	—
313	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	95.2%	1,056	12.78	Kroger	—	Walgreens
314	Parmer Crossing	Austin	TX	Austin-Round Rock-Georgetown, TX	1989	170,605	96.7%	2,184	13.23	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	—
315	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	100.0%	1,501	15.65	—	24 Hour Fitness	—
316	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	98.5%	702	9.95	El Ahorro Supermarket	Dollar Tree, Family Dollar	—
317	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	88.8%	967	7.95	—	Tops Printing	—
318	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	97.8%	3,217	18.90	—	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's
319	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,479	28.09	Kroger	CVS	—
320	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	95.3%	1,128	13.98	—	Crunch Fitness, Dollar Tree, Tuesday Morning	—
321	Arboretum Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2014	95,354	95.2%	2,390	26.32	Tom Thumb (Albertsons)	Ace Hardware, PetSmart	—
322	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	34.8%	345	15.25	—	Family Dollar	—
323	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	98.2%	768	11.34	—	Canales, Family Dollar	—
324	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	97.0%	478	10.83	—	Big Lots, O'Reilly Auto Parts	—
325	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	86.8%	1,161	12.96	El Rio Grande Latin Market	Family Dollar	—
326	Wynnewood Village(4)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2023	464,995	88.6%	6,450	15.98	El Rancho, Kroger	Five Below, Kids Empire, LA Fitness, Mi Doctor, Ross Dress for Less, Skechers	—
327	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	96.4%	1,126	9.88	Food Town	Burkes Outlet, Walgreens	—
328	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	91.4%	1,873	12.01	Tom Thumb (Albertsons)	Goody Goody Wine & Spirits, Overstock Furniture & Mattress	—
329	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	92.4%	3,835	21.03	Tom Thumb (Albertsons)	DSW, Ulta	—
330	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	793,217	92.7%	16,491	22.42	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, PopShelf, Ross Dress for Less, T.J.Maxx	—
331	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	100.0%	1,373	15.43	Truong Nguyen Grocer	—	—
332	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	97.9%	1,202	12.36	—	Painted Tree Marketplace, Planet Fitness	—
333	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	93.6%	692	10.32	Kroger	—	—
334	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	1,048	30.96	Kroger	—	—
335	Braes Heights	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	92,179	92.5%	2,586	30.32	—	CVS, I W Marks Jewelers, My Salon Suites	—
336	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,982	96.3%	705	7.96	Food Town	—	—
337	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,988	100.0%	964	13.36	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	—
338	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	106,058	90.6%	1,415	15.76	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	—
339	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	97.2%	2,323	11.48	El Rancho	Big Lots, Conn's	—
340	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	62,665	94.7%	1,325	22.33	—	24 Hour Fitness	—
341	Jones Plaza(4)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2023	111,206	92.1%	1,195	11.67	La Michoacana Supermarket	Aaron's, Fitness Connection	—
342	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	98.4%	1,564	9.36	—	Big Lots, Hobby Lobby, Octapharma	—
343	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	99,177	100.0%	1,005	10.13	Foodarama	Burke's Outlet, Kids Empire	—
344	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	246,451	100.0%	3,839	15.58	Kroger	Big Lots, Petco, Planet Fitness, Ross Dress for Less, Tuesday Morning	—
345	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	38,724	100.0%	606	15.65	El Rancho*	Firestone, TitleMax, WSS	—
346	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	91.7%	2,989	14.80	Sellers Bros.	Conn's, Dollar Tree, Oak Street Health, Office Depot	—
347	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,666	91.3%	2,429	14.15	El Rancho	99 Cents Only, Crazy Boss Big Discount Store, dd's Discounts (Ross)	—
348	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,664	100.0%	2,240	12.65	—	24 Hour Fitness, Burlington Stores, Floor & Décor, WSS	—
349	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	146,279	90.9%	3,280	24.67	H-E-B	—	—
350	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,343	97.9%	1,347	16.66	ALDI	Dollar Tree, Party City, Salon In The Park	—
351	West U Marketplace	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	60,136	100.0%	1,575	26.19	Whole Foods Market	—	—
352	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,714	96.3%	2,394	10.11	Fiesta Mart	King Dollar, Marshalls, Sanitas Medical Center	—
353	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	95.5%	2,074	15.81	Kroger	LA Fitness	—

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
354	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	181,732	85.0%	1,651	10.69	Kroger	Burkes Outlet	—
355	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	94.2%	1,316	8.93	Kroger	American Freight Furniture, Harbor Freight Tools, Walgreens	—
356	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	142,058	93.6%	2,904	22.79	Central Market (H-E-B)	—	—
357	Preston Park Village(4)	Plano	TX	Dallas-Fort Worth-Arlington, TX	2023	256,385	85.2%	5,620	25.72	—	Gap Factory Store, HomeGoods, Petco	—
358	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	96.0%	1,467	12.56	El Rancho	Family Dollar	—
359	Lake Pointe Village	Sugar Land	TX	Houston-The Woodlands-Sugar Land, TX	2010	162,263	85.7%	4,018	28.88	Whole Foods Market	—	—
360	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,842	92.6%	2,221	10.78	Kroger	Conn's, Harbor Freight Tools, Planet Fitness	—
361	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	100,688	26.1%	665	25.29	—	—	—
362	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	76.2%	967	9.55	—	Ollie's Bargain Outlet, Tractor Supply Co.	—
363	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	141,569	97.5%	2,265	16.42	—	Gold's Gym, Hobby Lobby	Kohl's
364	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	88,220	93.7%	1,435	17.37	—	2nd & Charles, Chuck E. Cheese's	—
365	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	95.6%	1,194	14.59	Kroger	Hamrick's	—
366	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	97.1%	1,439	8.92	—	Dollar Tree, Kohl's, PetSmart	—
367	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,105	99.8%	3,265	22.02	Trader Joe's	JOANN, PetSmart, Ulta	—
368	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	90.0%	1,934	9.63	Price Chopper	Dollar Tree, T.J.Maxx, Walmart	—
369	Spring Mall	Greenfield	WI	Milwaukee-Waukesha, WI	2003	45,920	31.3%	144	10.01	—	—	Walgreens
370	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	218,744	97.3%	3,622	17.01	Sendik's Food Market	Bed Bath & Beyond, Marshalls, The Tile Shop	—
371	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	100.0%	1,034	10.52	Pick 'n Save (Kroger)	—	—
372	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	203,621	96.0%	1,487	7.61	—	Hobby Lobby, Kohl's	—
373	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	44.8%	527	15.61	—	O'Reilly Auto Parts, Sportsman's Warehouse	—

	TOTAL PORTFOLIO					65,990,997	93.8%	$944,490	$16.19
    (1) ABR PSF is calculated as ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements
    (2) * Indicates grocer is not owned
    (3) Property is listed as two individual properties on Company website for marketing purposes
    (4) Indicates property is currently in redevelopment